UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

Press Release

On April 6, 2021, Modiv Inc. issued a press release announcing completion of three lease renewals during the first quarter of 2021, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01 disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1    Modiv Inc. press release dated April 6, 2021 announcing lease renewals

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: April 6, 2021

Exhibit 99.1

Q1 Roundup -- Modiv Completes Three Lease Renewals

NEWPORT BEACH, Calif. (April 6, 2021) — Modiv Inc., an innovative real estate, fintech and proptech asset manager, today announced that it completed three lease renewals in the first quarter of 2021.

The lease transactions included:

•A five-year lease renewal for a 107,419-square-foot office in Melbourne, Florida with Northrop Grumman, a prominent aerospace and defense company. Located along Florida’s “Space Coast,” Northrup Grumman has occupied the facility since 2016.
•A five-year lease renewal with Dollar General, a market-leading national variety store, for a 9,026-square-foot retail property in Castalia, Ohio.
•A five-year lease renewal with Dollar General for a 9,026-square-foot retail property in Lakeside, Ohio.

“These lease renewals reflect the strength of our tenants, the quality of our portfolio and the ability of our team to consummate transactions during these uncertain economic times,” said Aaron Halfacre, CEO of Modiv. “With a focus on mission-critical office and industrial properties plus necessity retail assets, our portfolio continues to demonstrate resiliency as we emerge from the current pandemic-dominated economy.”

About Modiv

Modiv Inc., a real estate, fintech and proptech asset manager, is reimagining modern real estate investing for individual investors. Driven by innovation, an investor-first focus and an experienced management team, Modiv has created one of the largest non-listed real estate investment funds to be raised via crowdfunding technology and the first real estate crowdfunding platform to be completely investor-owned. Modiv provides individual investors access to real estate and real estate-related investments designed to provide both income and long-term growth. To learn more, visit modiv.com.

Media Contact

Rick Matthews | Managing Director
RUBENSTEIN
Rmatthews@rubenstein.com

Forward-Looking Statements

Certain statements contained herein, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Modiv intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, tenant strength, portfolio quality, asset type focus and portfolio resiliency. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond Modiv’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Accordingly, Modiv makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, Modiv undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

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